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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 11, 2002



                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

State of New Jersey                 001-09120                   22-2625848
(State or other             (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)
                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 973-430-7000


                               http://www.pseg.com
                         (Registrant's internet address)

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Item 5. Other Events

     The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 1. Business of Part I and Item
7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data of Part II of the Annual Reports on Form 10-K for the year ended December 31, 2001 of Public Service Enterprise Group Incorporated (PSEG) and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

PSEG RESPONDS TO TURMOIL IN ENERGY EQUITY MARKETS

     Reference is made to the press release dated July 11, 2002, a copy of which is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

Exhibit Designation                 Nature of Exhibit

     99.1                  Press Release dated July 11, 2002


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)


                  By:          EDWIN R. SELOVER
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                    Senior Vice President and General Counsel


Date: July 11, 2002